EXHIBIT 32.2

THE BABCOCK & WILCOX COMPANY

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Anthony S. Colatrella, Senior Vice President and Chief Financial Officer of The Babcock & Wilcox Company, a Delaware corporation (the “Company”), hereby certify, to my knowledge, that:

(1)	the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as amended by this Amendment No. 1 on Form 10-K/A (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 26, 2015	/s/ Anthony S. Colatrella
Anthony S. Colatrella
Senior Vice President and Chief Financial Officer